EXHIBIT 99.1

PRESSRELEASE www.HelixESG.com

Helix Energy Solutions Group, Inc.  ·  3505 W. Sam Houston Parkway N., Suite 400  ·  Houston, TX 77043  · 281-618-0400  ·  fax: 281-618-0505

For Immediate Release			17-010

Date: June 5, 2017	Contact:	Erik Staffeldt
Senior Vice President & CFO

Helix Announces Executive Management Team Succession

HOUSTON, TX - Helix Energy Solutions Group, Inc. (NYSE: HLX) announced certain changes within its executive management team consistent with the company’s long standing succession plan, effective June 5, 2017. Erik Staffeldt, who has served as Helix’s Vice President - Finance and Accounting since July of 2015, has been promoted to the position of Senior Vice President and Chief Financial Officer. Tony Tripodo, who has served as Helix’s Executive Vice President and Chief Financial Officer since June of 2008, will be transitioning to the position of Executive Vice President and Senior Advisor. In his new role Tony will be responsible for assisting Owen Kratz, Helix’s President and Chief Executive Officer, in continuing to develop the long term business and financial strategy of the company. Tony will continue to remain involved in the company’s financial planning and in generally assisting with the orderly transition of some of his former responsibilities as Chief Financial Officer.
In connection with these appointments, Owen Kratz, President and Chief Executive Officer of Helix, stated “Erik has earned the confidence of the board and the executive management team and has demonstrated the ability to take on increasing responsibilities since joining Helix in 2009. In addition, Tony’s demonstrated capabilities in managing the financial affairs of the company and his intimate knowledge of the business make him well suited for the new role we have asked him to perform.”
About Helix
Helix Energy Solutions Group, Inc., headquartered in Houston, Texas, is an international offshore energy services company that provides specialty services to the offshore energy industry, with a focus on well intervention and robotics operations. For more information about Helix, please visit our website at www.HelixESG.com.
Forward-Looking Statements
This press release contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.
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